UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

CELLU TISSUE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

CLEARWATER PAPER CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CelluTissue Acquisition

Key Information

September 16, 2010

Key Points:

1.	Growth: A unique opportunity for Clearwater Paper to establish a national manufacturing presence as a papermaker and converter.

2.	New markets: The complementary resources to support our strategy to grow the private label grocery store business while providing the ability to diversify into new channels.

3.	Efficiencies: This will improve our ability to efficiently manage the tissue business, serve customers and meet market demands.

Overview:

The acquisition is a unique opportunity for Clearwater Paper to establish a national manufacturing presence as a papermaker and converter. The complementary resources of the two companies support our strategy to grow the private label grocery store business while providing the ability to diversify into new channels. The bottom line is the acquisition improves our ability to efficiently manage our tissue business, serve customers and meet market demands.

Key Information with Supporting Points:

1.	Growth: A unique opportunity for Clearwater Paper to establish a stronger national manufacturing presence as a papermaker and converter.

a.	Move from “premier private label grocery supplier” toward “premier private label tissue manufacturer”

i.	Significantly expands tissue manufacturing footprint

ii.	Enhances Clearwater Paper’s ability to serve grocery customers in the East and Midwest

iii.	Provides an opportunity to pursue “regional grocery” chains

iv.	The acquisition is expected to initially increase Clearwater Paper’s converted private label tissue capacity to approximately 358,000 tons. The additional available hard roll capacity could eventually double the tons of converted case output for Clearwater Paper.

b.	Clearwater Paper currently has a national sales footprint; this will provide a national manufacturing footprint

i.	Creates a strong national network of facilities

1.	Remain committed to supplying environmentally verified tissue products to consumers

2.	Maintain the high-quality standards for certified tissue products

ii.	Clearwater Paper has facilities in the West and Chicago and soon in North Carolina

iii.	Cellu Tissue facilities clustered in East and Midwest

1.	Has continued to expand converting capacity

2.	Facility locations a good fit for our national sales footprint

c.	Good opportunity that grows the tissue and converting business, while providing opportunities for long-term and short-term shareholder benefits

i.	Expected to be accretive to earnings

ii.	Leverages our balance sheet

iii.	Invests our cash

2.	New markets: The complementary resources support our strategy to grow the private label grocery store business while providing the capacity to diversify into new channels.

a.	Clearwater Paper believes Cellu Tissue’s converting capacity will move us into diverse markets more quickly

b.	Added tissue paper production capacity will be used for external parent roll sales and give us new opportunities in converted retail and away-from-home product sales.

c.	Both potential short-term and long-term benefits

i.	Adds immediate new through air dried (TAD) capacity

ii.	Supports growth strategy while new tissue and converting facility in Shelby, N.C. is under construction

iii.	Provides Clearwater Paper with needed TAD capacity and geographic distribution through:

1.	Las Vegas

2.	North Carolina

3.	Ontario, Canada

iv.	Provides flexibility of paper supply needed to execute our business

d.	Seeds Clearwater Paper into new customer channels —not just grocery.

i.	Mass merchandizing

ii.	Dollar stores

iii.	Small away-from-home business

3.	Efficiencies: This will improve our ability to efficiently manage the tissue business, serve customers and meet market demands.

a.	Improves logistics

i.	Better shipping flexibility and control

ii.	Better geographic distribution of facilities

b.	Improves customer service

i.	Customers depend on a supplier for accurate and on-time deliveries

ii.	Offers closer manufacturing locales

iii.	Increased capacity

c.	Creates economies of scale

i.	Creates additional volume purchasing power (e.g. pulp, natural gas, chemicals, etc.)

ii.	Better able to manage major materials costs

Forward Looking Statements Safe Harbor

This communication contains certain forward-looking statements regarding the proposed transaction between Clearwater Paper and Cellu Tissue, including but not limited to statements regarding the expected synergies resulting from the merger, the benefits of the proposed transaction to Clearwater Paper, expansion of tissue production capabilities, capital structure, and opportunities for growth with existing customers and new customers in new channels and the expected operational efficiencies. Actual events or results may differ materially from those contained in these forward-looking statements. Among the important factors that could cause future events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the possibility that the closing of the transaction may be delayed or may not occur; difficulties with the integration process or the realization of the benefits expected from the proposed transaction; Clearwater Paper’s inability to obtain financing from its financing sources or otherwise; general economic conditions in the regions and industries in which Clearwater Paper and Cellu Tissue operate; and litigation or regulatory matters involving antitrust or other matters that could affect the closing of the transaction. In addition, please refer to the documents that Clearwater Paper and Cellu Tissue file with the Securities and Exchange Commission (“SEC”) on Forms 10-K, 10-Q and 8-K. The filings by Clearwater Paper and Cellu Tissue identify and address other important factors that could cause events or results to vary from the forward-looking statements set forth in this communication. Clearwater Paper and Cellu Tissue are under no duty to update any of the forward-looking statements after the date of this communication to conform to actual results.

Additional information and where to find it

In connection with the proposed merger of Cellu Tissue Holdings, Inc. (the “merger”) with and into Sand Dollar Acquisition Corporation, a wholly owned subsidiary of Clearwater Paper Corporation, and required shareholder approval, Cellu Tissue intends to file with the SEC a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the merger. The definitive proxy statement will be sent or given to the stockholders of Cellu Tissue. Before making any voting or investment decision with respect to the merger, investors and stockholders of Cellu Tissue are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by Cellu Tissue with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, at Cellu Tissue’s Investor Relations website at cellutissue.com/investor (click “SEC filings”) or from Cellu Tissue by contacting Investor Relations by mail at 1855 Lockeway Drive, Suite 501, Alpharetta, Georgia 30004, Attention: Investor Relations, or by telephone at (707) 407-2164.

Participants in the Solicitation

Clearwater Paper and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Cellu Tissue stockholders in connection with the merger. Information about Clearwater Paper’s directors and executive officers is set forth in Clearwater Paper’s proxy statement on Schedule 14A filed with the SEC on March 29, 2010 and its Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on February 26, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Cellu Tissue intends to file with the SEC.

(Clearwater Paper – stakeholder email letter)

Dear [valued stakeholder/partner],

I am writing to share some important news regarding Clearwater Paper. Today we announced that we have entered into an agreement to acquire Cellu Tissue, marking a major milestone for both companies and the communities in which they operate.

Clearwater Paper is focused on expanding our tissue business. We initiated that process when construction began on a new converting and tissue machine facilities at Shelby, North Carolina. Acquiring Cellu Tissue accelerates our tissue expansion strategy, providing us an opportunity to gain an immediate national manufacturing presence to match our already national sales footprint. It also allows us to build on the successes we have experienced in the communities we already call home.

Additionally, we expect the acquisition will allow us to provide more comprehensive service to our existing customers and enable us to take advantage of new opportunities. We anticipate the acquisition will enhance our ability to enter new tissue channels with the new capacity and significantly improve our overall logistics through shipping and transportation synergies.

These are exciting times for Clearwater Paper, our employees and the communities we are proud to be a part of. Thank you for your continued support as we grow the Clearwater Paper family.

Please contact                      if you have questions.

Sincerely,

Clearwater Paper

Forward Looking Statements Safe Harbor

This communication contains certain forward-looking statements regarding the proposed transaction between Clearwater Paper and Cellu Tissue, including but not limited to statements regarding the expected synergies resulting from the merger, the benefits of the proposed transaction to Clearwater Paper, and opportunities for growth with existing customers. Actual events or results may differ materially from those contained in these forward-looking statements. Among the important factors that could cause future events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the possibility that the closing of the transaction may be delayed or may not occur; difficulties with the integration process or the realization of the benefits expected from the proposed transaction; Clearwater Paper’s inability to obtain financing from its financing sources or otherwise; general economic conditions in the regions and industries in which Clearwater Paper and Cellu Tissue operate; and litigation or regulatory matters involving antitrust or other matters that could affect the closing of the transaction. In addition, please refer to the documents that Clearwater Paper and Cellu Tissue file with the Securities and Exchange Commission (“SEC”) on Forms 10-K, 10-Q and 8-K. The filings by Clearwater Paper and Cellu Tissue identify and address other important factors that could cause events or results to vary from the forward-looking statements set forth in this communication. Clearwater Paper and Cellu Tissue are under no duty to update any of the forward-looking statements after the date of this communication to conform to actual results.

Additional information and where to find it

In connection with the proposed merger of Cellu Tissue Holdings, Inc. (the “merger”) with and into Sand Dollar Acquisition Corporation, a wholly owned subsidiary of Clearwater Paper Corporation, and required shareholder approval, Cellu Tissue intends to file with the SEC a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the merger. The definitive proxy statement will be sent or given to the stockholders of Cellu Tissue. Before making any voting or investment decision with respect to the merger, investors and stockholders of Cellu Tissue are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by Cellu Tissue with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, at Cellu Tissue’s Investor Relations website at cellutissue.com/investor (click “SEC filings”) or from Cellu Tissue by contacting Investor Relations by mail at 1855 Lockeway Drive, Suite 501, Alpharetta, Georgia 30004, Attention: Investor Relations, or by telephone at (707) 407-2164.

Participants in the Solicitation

Clearwater Paper and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Cellu Tissue stockholders in connection with the merger. Information about Clearwater Paper’s directors and executive officers is set forth in Clearwater Paper’s proxy statement on Schedule 14A filed with the SEC on March 29, 2010 and its Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on February 26, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Cellu Tissue intends to file with the SEC.

(Clearwater Paper – customer talking points)

•	MERGER: We are confident the complementary resources of the two companies will enable Clearwater Paper to better serve your needs.

•	You will benefit from a vertically integrated supplier with a larger national manufacturing footprint, high-quality tissue products and exceptional service that have long characterized our business

•	We will continue to provide national brand equivalent ultra and premium private label tissue products, plus value and economy options

•	Goal is to close the transaction in the fourth calendar quarter

•	The company’s name will remain Clearwater Paper, and will continue to be headquartered in Spokane, Washington

•	RELATIONSHIP: You can count on your business with Clearwater Paper to grow and prosper over the long term.

•

You can expect to continue to receive the high level of sales and marketing support, consistent product quality and outstanding customer service you currently experience, all from the people who you already know

•	Current systems will remain in effect

•	We value your business and look forward to continued improvements and further strengthening of our partnership

•	CELLU TISSUE: Like Clearwater Paper, Cellu Tissue’s strategic focus is providing private label tissue products to most retail channels.

•	Cellu Tissue is a North American producer with 332,000 tons of tissue production capacity at 10 manufacturing sites in the US and Canada

•	Cellu Tissue also provides bath tissue, napkins and hand towels to the away-from-home trade

•

Cellu Tissue manufactures and markets a variety of specialty tissue hard rolls and machine-glazed paper used in the manufacture of various end products, including diapers, food wraps and product for the entire tissue category

•	Neither company markets “branded” consumer tissue

•	Clearwater Paper and Cellu Tissue share very few of the same accounts, thus there will be minimal overlap and business conflicts

•	Clearwater Paper and Cellu Tissue share the same commitment to environmental sustainability

•	Cellu Tissue was recently certified under the Forest Stewardship Council (FSC).

Forward Looking Statements Safe Harbor

This communication contains certain forward-looking statements regarding the proposed transaction between Clearwater Paper and Cellu Tissue, including but not limited to statements regarding the expected synergies resulting from the merger, the expected timing of closing and the benefits of the proposed transaction to Clearwater Paper customers. Actual events or results may differ materially from those contained in these forward-looking statements. Among the important factors that could cause future events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the possibility that the closing of the transaction may be delayed or may not occur; difficulties with the integration process or the realization of the benefits expected from the proposed transaction; Clearwater Paper’s inability to obtain financing from its financing sources or otherwise; general economic conditions in the regions and industries in which Clearwater Paper and Cellu Tissue operate; and litigation or regulatory matters involving antitrust or other matters that could affect the closing of the transaction. In addition, please refer to the documents that Clearwater Paper and Cellu Tissue file with the Securities and Exchange Commission (“SEC”) on Forms 10-K, 10-Q and 8-K. The filings by Clearwater Paper and Cellu Tissue identify and address other important factors that could cause events or results to vary from the forward-looking statements set forth in this communication. Clearwater Paper and Cellu Tissue are under no duty to update any of the forward-looking statements after the date of this communication to conform to actual results.

Additional information and where to find it

In connection with the proposed merger of Cellu Tissue Holdings, Inc. (the “merger”) with and into Sand Dollar Acquisition Corporation, a wholly owned subsidiary of Clearwater Paper Corporation, and required shareholder approval, Cellu Tissue intends to file with the SEC a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection the merger. The definitive proxy statement will be sent or given to the stockholders of Cellu Tissue. Before making any voting or investment decision with respect to the merger, investors and stockholders of Cellu Tissue are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by Cellu Tissue with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, at Cellu Tissue’s Investor Relations website at cellutissue.com/investor (click “SEC filings”) or from Cellu Tissue by contacting Investor Relations by mail at 1855 Lockeway Drive, Suite 501, Alpharetta, Georgia 30004, Attention: Investor Relations, or by telephone at (707) 407-2164.

Participants in the Solicitation

Clearwater Paper and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Cellu Tissue stockholders in connection with the merger. Information about Clearwater Paper’s directors and executive officers is set forth in Clearwater Paper’s proxy statement on Schedule 14A filed with the SEC on March 29, 2010 and its Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on February 26, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Cellu Tissue intends to file with the SEC.

(Clearwater Paper – customer phone script)

•	I’m calling this morning to share with you some important news regarding Clearwater Paper. Today we announced that we have entered into an agreement to acquire Cellu Tissue.

•	This is a very exciting announcement for us and we believe for you also. We are confident the combined company will better serve your needs.

•	Collectively, the companies offer the benefits of vertical integration with a larger national manufacturing footprint, along with high quality tissue products and exceptional service.

•	We will continue to provide national brand equivalent ultra and premium private label tissue products, plus value and economy options.

•	You can expect to continue to receive the high level of excellent sales and marketing support, consistent product quality and outstanding customer service, all from the people whom you already know

•	Current systems will remain in effect

•	Our primary goal for the combined business will be to enhance our ability to serve your specific needs so that we will always be your first choice for private label tissue products.

•	We expect the deal to be complete in the fourth calendar quarter.

•	The company’s name will remain Clearwater Paper, and will continue to be headquartered in Spokane, Washington

•	Cellu Tissue is a North American producer with 332,000 tons of tissue production capacity at 10 manufacturing sites in the US and Canada.

•

The acquisition is expected to initially increase Clearwater Paper’s converted private label tissue capacity to approximately 358,000 tons. The additional available hard roll capacity could eventually double the tons of converted case output for Clearwater Paper.

•	Cellu Tissue provides private label tissue products to most retail channels.

•	Cellu Tissue provides bath tissue, napkins and hand towels to the away-from-home trade

•

Cellu Tissue manufactures and markets a variety of specialty tissue hard rolls and machine-glazed paper used in the manufacture of various end products, including diapers, food wraps and product for the entire tissue channel

•	Neither company markets “branded” consumer tissue

•	Clearwater Paper and Cellu Tissue share very few of the same accounts, thus there will be minimal overlap and business conflicts

•	Clearwater Paper and Cellu Tissue share the same commitment to environmental sustainability

•	Cellu Tissue was recently certified under the Forest Stewardship Council (FSC).

•	You can count on your business with Clearwater Paper to grow and prosper over the long term

•	We value your business and look forward to continued improvements and further strengthening of our partnership. Thank you for your business.

•	We will work to provide you with updated information. Should you have any questions, please call me.

Forward Looking Statements Safe Harbor

This communication contains certain forward-looking statements regarding the proposed transaction between Clearwater Paper and Cellu Tissue, including but not limited to statements regarding expansion of tissue production capabilities, product offerings, the expected synergies resulting from the merger, expected benefits of the proposed transaction to Clearwater Paper customers, and the expected timing of closing. Actual events or results may differ materially from those contained in these forward-looking statements. Among the important factors that could cause future events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the possibility that the closing of the transaction may be delayed or may not occur; difficulties with the integration process or the realization of the benefits expected from the proposed transaction; Clearwater Paper’s inability to obtain financing from its financing sources or otherwise; general economic conditions in the regions and industries in which Clearwater Paper and Cellu Tissue operate; and litigation or regulatory matters involving antitrust or other matters that could affect the closing of the transaction. In addition, please refer to the documents that Clearwater Paper and Cellu Tissue file with the Securities and Exchange Commission (“SEC”) on Forms 10-K, 10-Q and 8-K. The filings by Clearwater Paper and Cellu Tissue identify and address other important factors that could cause events or results to vary from the forward-looking statements set forth in this communication. Clearwater Paper and Cellu Tissue are under no duty to update any of the forward-looking statements after the date of this communication to conform to actual results.

Additional information and where to find it

In connection with the proposed merger of Cellu Tissue Holdings, Inc. (the “merger”) with and into Sand Dollar Acquisition Corporation, a wholly owned subsidiary of Clearwater Paper Corporation, and required shareholder approval, Cellu Tissue intends to file with the SEC a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the merger. The definitive proxy statement will be sent or given to the stockholders of Cellu Tissue. Before making any voting or investment decision with respect to the merger, investors and stockholders of Cellu Tissue are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by Cellu Tissue with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, at Cellu Tissue’s Investor Relations website at cellutissue.com/investor (click “SEC filings”) or from Cellu Tissue by contacting Investor Relations by mail at 1855 Lockeway Drive, Suite 501, Alpharetta, Georgia 30004, Attention: Investor Relations, or by telephone at (707) 407-2164.

Participants in the Solicitation

Clearwater Paper and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Cellu Tissue stockholders in connection with the merger. Information about Clearwater Paper’s directors and executive officers is set forth in Clearwater Paper’s proxy statement on Schedule 14A filed with the SEC on March 29, 2010 and its Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on February 26, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Cellu Tissue intends to file with the SEC.

About the Companies

Clearwater Paper is focused on expanding its tissue business. The acquisition is an opportunity for Clearwater Paper to gain immediately a national manufacturing presence as a papermaker and converter. The complementary resources of the two companies support Clearwater Paper’s strategy to grow the private label tissue business while providing the ability to diversify into new channels. The bottom line is the acquisition will improve Clearwater Paper’s ability to efficiently manage the tissue business, serve customers and meet market demands.

	CLEARWATER PAPER	CELLU TISSUE

Headquarters	Spokane, Wash.	Alpharetta, Ga.

Facilities	6 facilities throughout the U.S. with a seventh under construction	10 manufacturing sites in the U.S. and Canada

Tissue Production	218,000 tons	332,000 tons

Employees	2,500	1,100

Annual Sales	$1.25 billion (2009)	$500 million

Produces quality private-label tissue products for major grocery chains

Strategic focus is on retail and away-from-home-oriented private-label tissue products

Manufactures and markets a variety of specialty tissue hard rolls and machine-glazed paper used in the manufacture of various end products, including diapers, facial and bath tissue, assorted paper towels and food wraps

Business Lines	Manufactures paperboard used in the production of folding cartons, commercial print paperboard, carded packaging and cupstock
Manufactures a wide array of lumber products from various pine and fir species. Also produces high-quality, specialty cedar products

Forward Looking Statements Safe Harbor

This document contains certain forward-looking statements regarding expansion of tissue production, the proposed transaction between Clearwater Paper and Cellu Tissue, including but not limited to statements regarding the expected synergies resulting from the merger, and the benefits of the proposed transaction to Clearwater Paper, and opportunities for growth with existing customers and new customers in new channels and the expected timing of closing. Actual events or results may differ materially from those contained in these forward-looking statements. Among the important factors that could cause future events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the possibility that the closing of the transaction may be delayed or may not occur; difficulties with the integration process or the realization of the benefits expected from the proposed transaction; Clearwater Paper’s inability to obtain financing from its financing sources or otherwise; general economic conditions in the regions and industries in which Clearwater Paper and Cellu Tissue operate; and litigation or regulatory matters involving antitrust or other matters that could affect the closing of the transaction. In addition, please refer to the documents that Clearwater Paper and Cellu Tissue file with the Securities and Exchange Commission (“SEC”) on Forms 10-K, 10-Q and 8-K. The filings by Clearwater Paper and Cellu Tissue identify and address other important factors that could cause events or results to vary from the forward-looking statements set forth in this communication. Clearwater Paper and Cellu Tissue are under no duty to update any of the forward-looking statements after the date of this communication to conform to actual results.

Additional information and where to find it

In connection with the proposed merger of Cellu Tissue Holdings, Inc. (the “merger”) with and into Sand Dollar Acquisition Corporation, a wholly owned subsidiary of Clearwater Paper Corporation, and required shareholder approval, Cellu Tissue intends to file with the SEC a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the merger. The definitive proxy statement will be sent or given to the stockholders of Cellu Tissue. Before making any voting or investment decision with respect to the merger, investors and stockholders of Cellu Tissue are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by Cellu Tissue with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, at Cellu Tissue’s Investor Relations website at cellutissue.com/investor (click “SEC filings”) or from Cellu Tissue by contacting Investor Relations by mail at 1855 Lockeway Drive, Suite 501, Alpharetta, Georgia 30004, Attention: Investor Relations, or by telephone at (707) 407-2164.

Participants in the Solicitation

Clearwater Paper and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Cellu Tissue stockholders in connection with the merger. Information about Clearwater Paper’s directors and executive officers is set forth in Clearwater Paper’s proxy statement on Schedule 14A filed with the SEC on March 29, 2010 and its Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on February 26, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Cellu Tissue intends to file with the SEC.

Clearwater Paper Pocket Facts

1.	Clearwater Paper will go from having operations in 5 states to 12 states and the province of Ontario

2.	Clearwater Paper will go from having 7 manufacturing operations to 17 manufacturing operations

3.	Clearwater Paper will go from being the 9th largest U.S. producer of tissue to 6th largest producer

4.	Clearwater Paper will become the 2nd largest producer of private label tissue in the U.S.

5.	Clearwater Paper will become one of the largest buyers of market pulp in North America

6.	Clearwater Paper will go from having 7 paper machines to 23 paper machines; Shelby will be the 24th

7.	Clearwater Paper will expand its retail distribution channels from primarily grocery to mass merchandiser, dollar store and discount specialty channels. Other new business segments will include away from home and contract manufacturing

8.	Clearwater Paper will expand its total productive papermaking capacity from 218,000 tons to approximately 550,000 tons. Shelby is expected to add 70,000 tons to bring the total to approximately 620,000 tons in 2013

9.	Clearwater Paper will enter new markets of Machine Glazed, Foam and Away From Home

Forward Looking Statements Safe Harbor

This communication contains certain forward-looking statements regarding the proposed transaction between Clearwater Paper and Cellu Tissue, including but not limited to statements regarding the scope of Clearwater Paper’s operations and production capacity, capital equipment and facilities, operating capacity of the combined company, the production capacity of the combined company, the benefits of the proposed transaction to Clearwater Paper, and Clearwater Paper’s entry into new markets. Actual events or results may differ materially from those contained in these forward-looking statements. Among the important factors that could cause future events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the possibility that the closing of the transaction may be delayed or may not occur; difficulties with the integration process or the realization of the benefits expected from the proposed transaction; Clearwater Paper’s inability to obtain financing from its financing sources or otherwise; general economic conditions in the regions and industries in which Clearwater Paper and Cellu Tissue operate; and litigation or regulatory matters involving antitrust or other matters that could affect the closing of the transaction. In addition, please refer to the documents that Clearwater Paper and Cellu Tissue file with the Securities and Exchange Commission (“SEC”) on Forms 10-K, 10-Q and 8-K. The filings by Clearwater Paper and Cellu Tissue identify and address other important factors that could cause events or results to vary from the forward-looking statements set forth in this communication. Clearwater Paper and Cellu Tissue are under no duty to update any of the forward-looking statements after the date of this communication to conform to actual results.

Additional information and where to find it

In connection with the proposed merger of Cellu Tissue Holdings, Inc. (the “merger”) with and into Sand Dollar Acquisition Corporation, a wholly owned subsidiary of Clearwater Paper Corporation, and required shareholder approval, Cellu Tissue intends to file with the SEC a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the merger. The definitive proxy statement will be sent or given to the stockholders of Cellu Tissue. Before making any voting or investment decision with respect to the merger, investors and stockholders of Cellu Tissue are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by Cellu Tissue with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, at Cellu Tissue’s Investor Relations website at cellutissue.com/investor (click “SEC filings”) or from Cellu Tissue by contacting Investor Relations by mail at 1855 Lockeway Drive, Suite 501, Alpharetta, Georgia 30004, Attention: Investor Relations, or by telephone at (707) 407-2164.

Participants in the Solicitation

Clearwater Paper and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Cellu Tissue stockholders in connection with the merger. Information about Clearwater Paper’s directors and executive officers is set forth in Clearwater Paper’s proxy statement on Schedule 14A filed with the SEC on March 29, 2010 and its Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on February 26, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Cellu Tissue intends to file with the SEC.